UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2024

QXO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38063	16-1633636
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five American Lane Greenwich, Connecticut (Address of principal executive offices)	06831 (Zip Code)

Registrant’s telephone number, including area code: 888-998-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001 per share	QXO	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)            The 2024 annual meeting of stockholders (the “2024 Annual Meeting”) of QXO, Inc. (the “Company”) was held on December 9, 2024.

(b)            At the 2024 Annual Meeting, the Company’s stockholders considered each of the proposals presented in the Company’s definitive proxy statement on Schedule 14A (the “Proxy Statement”) for the 2024 Annual Meeting and voted to (1) elect each of the Company’s nominees for director; (2) ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for fiscal year 2024; (3) approve the advisory vote on the Company’s executive compensation; and (4) approve one year as the frequency of future advisory votes on the Company’s executive compensation. The proposals are further described in the Proxy Statement.

1.       Election of directors:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Brad Jacobs	338,814,226	989,018	47,116	13,021,510
Jason Aiken	339,661,688	137,486	51,186	13,021,510
Marlene Colucci	339,659,521	136,076	54,763	13,021,510
Mario Harik	339,652,974	141,701	55,685	13,021,510
Mary Kissel	339,655,594	138,472	56,294	13,021,510
Jared Kushner	337,330,968	204,797	2,314,595	13,021,510
Allison Landry	339,652,421	144,701	53,238	13,021,510

2.       Ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for fiscal year 2024:

Votes For	352,267,954
Votes Against	424,242
Abstentions	179,674
Broker Non-Votes	0

3.       Advisory vote to approve executive compensation:

Votes For	339,363,519
Votes Against	423,667
Abstentions	63,174
Broker Non-Votes	13,021,510

4.       Advisory vote on the frequency of future advisory votes to approve executive compensation:

1 Year	339,618,612
2 Years	43,015
3 Years	160,242
Abstentions	28,491
Broker Non-Votes	13,021,510

(c)           In light of the foregoing vote on Proposal 4, and consistent with a majority of the votes cast with respect to this matter, our Board of Directors has determined to continue to hold an annual advisory vote on the compensation of our named executive officers until the next required vote on the frequency of future advisory votes on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 9, 2024

QXO, INC.

By:	/s/ Christopher Signorello
Name: Christopher Signorello
Title: Chief Legal Officer